_______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 20, 1998.



                                   MEDJET INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                     000-11765               22-3283541
       (State or Other          (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                            Identification Number)


                     1090 King Georges Post Road, Suite 301
                            Edison, New Jersey 08837
          (Address of Principal Executive Offices, Including Zip Code)


                                 (732) 738-3990
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


_______________________________________________________________________________

ITEM 5.    OTHER EVENTS.

               Pursuant to an agreement with Patterson Travis, Inc., Medjet Inc. (the "Registrant") has extended the expiration date (the "Expiration Date") of its publicly traded Class A Redeemable Common Stock Warrants (the "Warrants") originally issued and sold by the Registrant in August 1996 in connection with its initial public offering of securities consisting of units, each unit comprised of one (1) share of the Registrant's Common Stock, par value $.001 per share ("Common Stock"), and one (1) Warrant.

               Prior to the Expiration Date, which has been extended from 5:00 p.m. on November 6, 1998 to 5:00 p.m. on November 6, 1999, each Warrant entitles the holder thereof to purchase, at an exercise price of $10 per share, one share of Common Stock.

               Certain additional information regarding the extension of the Expiration Date is included in the press release dated July 20, 1998 (the "Press Release") which is filed as an exhibit hereto.

               The Press Release is qualified in its entirety by reference to the complete text of such exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   EXHIBITS.

               The following exhibits are filed with this Form 8-K:

                    4.1 Warrant Agreement, dated August 6, 1996, by and between the Registrant and Continental Stock Transfer & Trust Company.

                    99.1  Press  Release   relating  to  the  extension  of  the
                    Expiration Date of the Warrants.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEDJET INC.

                                   (REGISTRANT)



Date:  July 21, 1998            By:/s/ Terence A. Walts
                                   ---------------------------------------------
                                   Name:   Terence A. Walts
                                   Title:  President and Chief Operating Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                    DESCRIPTION

4.1               Warrant  Agreement,  dated  August 6, 1996,  by  and   between
                  the   Registrant   and  Continental  Stock  Transfer  &  Trust
                  Company.


99.1 Press Release relating to the extension of the Expiration Date of the Warrants.